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                                EXHIBIT 10.48

                    FIRST AMENDMENT TO EMPLOYMENT AGREEMENT


     This First Amendment to Employment Agreement, dated as of January 27, 2000, is by and between FirstWorld Communications, Inc., a Delaware corporation (the "Company"), and Paul C. Adams ("Executive") (collectively, the "Parties").


                                    Recitals

     A. The Parties have previously entered into a written Employment Agreement, dated as of January 21, 1999 (the "Agreement").

     B. The period of employment of Executive by the Company under the Agreement commenced on January 27, 1999, and continued through January 27, 2000.

     C. The Parties mutually desire to extend the period of employment of Executive by the Company for a period of one (1) year through January 27, 2001, under the same terms and conditions as contained in the Agreement.


                                   Agreement

     In consideration of the foregoing, the mutual covenants contained herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereby agree to amend the Agreement as follows:

     1. The first sentence of Section 2 of the Agreement is deleted in its entirety and replaced with the following:

                The period of employment of Executive by the Company hereunder (the "Employment Period") shall commence on January 28, 2000 (the "Commencement Date") and shall continue through January 27, 2001 (the "Expiration Date").

     2. Section 4(a) of the Agreement - delete "$120,000" and replace with "$132,000".

     3. Except as expressly modified herein, the Agreement shall remain in full force and effect in accordance with its terms and conditions.


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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement, as amended, as of the date and year first above written.


                                FirstWorld Communications, Inc.



                                By: /s/ Sheldon S. Ohringer
                                    -----------------------
                                    Sheldon S. Ohringer,
                                    President and Chief Executive Officer


                                Paul C. Adams



                                /s/ Paul C. Adams
                                -----------------